UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 12, 2013

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

California	1-6615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7800 Woodley Avenue Van Nuys, California	91406
(Address of Principal Executive Offices)	(Zip Code)
Registrant's Telephone Number, Including Area Code: (818) 781-4973
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(d) On April 15, 2013, Superior Industries International, Inc. (“Superior”) announced the appointment of Kerry A. Shiba to Superior's Board of Directors. Mr. Shiba is the executive vice president and chief financial officer of Superior. Mr. Shiba's appointment to Superior's Board of Directors was effective on April 12, 2013. Mr. Shiba's appointment fills the vacancy resulting from from the death of our Founding Chairman, Mr. Louis L. Borick. Mr. Shiba will serve as a Class III director with a term expiring at Superior's 2014 Annual Meeting.

Mr. Shiba will not serve on any committees of the Board of Directors and will not receive any additional compensation as a result of his appointment to the Board of Directors.

A copy of the press release on April 15, 2013 announcing the appointment of Mr. Shiba to the Board of Directors is attached as Exhibit 99.1 to this current report.

Important Information And Where To Find It

In connection with its solicitation of proxies for the 2013 Annual Meeting of Shareholders, Superior has filed with the SEC and mailed to shareholders a definitive proxy statement dated April 12, 2013, together with a WHITE proxy card. Superior, its directors, nominee for director and certain officers, employees and other persons are deemed to be participants in the solicitation of proxies from shareholders in connection with the 2013 Annual Meeting. Information regarding the interests of such participants is included in the definitive proxy statement and other relevant documents filed and to be filed by the Company with the SEC in connection with the proxy solicitation. SHAREHOLDERS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), WHITE PROXY CARD AND ANY OTHER RELEVANT DOCUMENTS THAT SUPERIOR WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain an additional copy of Superior's definitive proxy statement and any other documents filed by Superior with the Commission for free at the Internet website maintained by the Commission at www.sec.gov or the Company's website at www.supind.com. If you have any questions or need any assistance voting your shares, please contact Ms. Cathy Buccieri at Superior at (818) 902-2701 or proxy2013@supind.com.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
99.1	Press release dated April 15, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Registrant)

Date: April 15, 2013	/s/ Robert A. Earnest
Robert A. Earnest
Vice President, General Counsel and
Corporate Secretary